Exhibit 10.2


                                 LEASE AGREEMENT
                                 ---------------

THIS LEASE is made the 6th day of February, 1981.

THE PARTIES ARE:

          DANIEL FUSCO, 29 South LaSalle, Street, Suite #830, Chicago, Illinois 60603

          --"landlord";

          and, GLENVIEW GUARANTY SAVINGS & LOAN ASSOCIATION, 990 River Drive, Glenview, Illinois 60025

          --"tenant."

THE DEMISED PREMISES ARE:

          THAT PART of the three-story office building and facility to be constructed by landlord in accordance with the plans and specifications set forth in Exhibit A ("the improvements") and of the land legally described in Exhibit B, the improvements and the said land being herein jointly referred to as "the premises," the aforesaid PART being described in detail in Exhibit C.

LANDLORD, for and in consideration of the payment of the rent and the performance of the covenants and agreements by tenant herein contained, does hereby lease to tenant, and tenant does hereby lease from landlord, the demised premises.


                                   ARTICLE ONE
                                   -----------

           Term, Commencement Date, Construction and Security Deposit
           ----------------------------------------------------------

Section 1-1. Term. The term of this lease shall be for the period commencing on the commencement date as hereinafter set forth and expiring without further notice or act the last day of the tenth year after the commencement date with two (2) five (5)-year renewable options.

Section 1-2. Commencement Date. The commencement date shall be the date upon which the improvements are substantially completed in accordance with the plans and specifications set forth in Exhibit A and certified by landlord's architect or by the proper municipal authorities by the granting of a certificate of occupancy if such certificate is required by applicable municipal ordinances. Landlord shall advise tenant in writing of the commencement date not less than thirty (30) days prior thereto.

Section 1-3. Construction of Building, Delivery of Possession. Within a reasonable time after the date hereof, landlord, subject to the provisions herein as they may relate to cost and expenses to be paid by tenant, if any, and subject to landlord obtaining financing for funding the development and construction of the premises, at landlord's cost and expense, shall begin and prosecute the erection of the office building and facility referred to in this lease and shall complete the same in accordance with the plans and specifications set forth in Exhibit A.

Any work provided to be done under the plans and specifications which shall not have been completed at the commencement date, shall be promptly completed by landlord and if not completed within sixty (60) days after the delivery of possession, tenant may after seven (7) days' prior written notice to landlord complete the same and deduct the cost thereof from the rent for the next ensuing month or months. Should the work completed by tenant deviate from the plans and specifications, then tenant shall correct said work to conform with the plans and specifications within sixty (60) days from the date of written notice. Should tenant not correct said work within the sixty (60)-day period, then landlord may either declare the lease in default or may make said corrections and tenant shall immediately reimburse landlord for all cost incurred. Notwithstanding the declaration of default by landlord, tenant shall be responsible for all costs incurred by landlord in conforming said work to the plans and specifications.

To see if the improvements are being built in accordance with the plans and specifications set forth in Exhibit A, tenant, tenant's representatives and engineers, shall have access to the improvements at all times during the construction thereof for the purpose of making inspections of the work.

It is anticipated that the improvements will be substantially completed within one year from the date hereof; however, landlord and tenant each acknowledge to the other and agree that said date is only a "target date" and that inability to complete by that date for any reason shall not nullify or otherwise affect the validity and enforceability of this lease. Tenant shall and hereby does agree that if, for any reason whatsoever, landlord is unable to complete the development and construction of the premises and so informs tenant, then, in that event, this lease shall be null and void and tenant shall release landlord and landlord shall release tenant from all covenants and agreements contained herein.

Section 1-4. Options to Extend Term. If the sale of the condominium unit does not take place as contemplated by landlord's development as set forth herein in
Section 4-15, then, in that event, landlord does hereby grant to tenant the right, privilege

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

and option to extend this lease for a period of five (5) years from the date of expiration of the term hereof, upon the same terms and conditions as herein contained, including the additional rent as provided in this lease, upon written exercise of such option to the landlord by tenant given at least one hundred eighty (180) days prior to the expiration of the term hereof.

Section 1-5. Security Deposit. Tenant shall deposit with landlord the sum of Two Thousand Seven Hundred Two and 50/100 Dollars ($2,702.50) as security deposit for the performance of each and every covenant and provision of this lease and covenants to maintain said deposit until the termination of this lease. At the termination of this lease, provided possession of the premises is returned to landlord in the same condition as exists at the date of commencement, reasonable wear and tear expected, said deposit shall be returned to tenant.

                                   ARTICLE TWO
                                   -----------

                       Base Rental and Rental Adjustments
                       ----------------------------------

Section 2-1. Base Rent. Tenant shall pay to landlord as aggregate base rent for the demised premises a sum determined as follows:

          (a) net rentable area is 2,350 square feet (including drive-up appendage);

          (b)  common area factor is 1.20;

          (c) gross rentable area is 2,820 square feet (2,350 square feet, net rentable area X 1.20, common area factor);

          (d)  the base rent per gross square foot is $11.50;

          (e) total base rent per year is $32,430.00 ($11.50 X 2,820 square feet, gross rentable area); and,

          (f) aggregate base rent is $324,300.00, total base rent per year X ten (10) years, the term of this lease.

Base rent per month of $2,702.50, being the total base rent per year divided by 12 months, shall be payable by tenant to landlord monthly.

Section 2-2. Adjustment to Base Rent. Base rent as determined Section 2-1 shall be adjusted as follows:

          (a) commencing on the first day of the first full year following the commencement date of this lease, for said first year and for each year or part thereof thereafter during the

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               remainder of the term, including any extensions or renewals thereof, the base rent as determined in this Section 2-2, as adjusted in the preceding paragraph, shall be increased, and shall be payable as herein provided, by the same percentage as the increase in direct expenses paid or incurred by landlord on account of the operation and/or maintenance of the premises (as defined in Section 2-5) in the first preceding year over the direct expenses paid or incurred by landlord on account of the operation and/or maintenance of the premises (as defined in Section 2-5) in the second preceding year;

          (b) in addition to the base rent, as adjusted, tenant shall pay directly to landlord as additional rent, the following:

               (i) expenses attributable to improvements made specifically for tenant (as set forth in Exhibit D), if any, directly related to tenant's occupancy and use:

                    (aa) all property and other taxes, if any, now and hereafter levied or assessed;

                    (bb) all insurance premiums;

                    (cc) all maintenance and repairs;

                    (dd) all heating, electrical and other utility services
                         directly zoned and separately metered;_

                    (ee) all structural repairs; and,

                    (ff) other expenses, if any.

               (ii) expenses directly attributable to tenant's occupancy and use:

                    (aa) all heating, electrical and other utility services
                         directly zoned and separately metered;

                    (bb) all non-structural repairs;

                    (cc) telephone services; and,

                    (dd) other expenses, if any.

               (iii) expenses indirectly related to tenant's occupancy and use which expenses tenant shall pay for the period beginning on the commencement date and ending on the last day of each full year following commencement date and each full year thereafter during the remainder of the term, including any extensions or renewals thereof:

                    (aa) a proportion of all property taxes paid in excess of
                         $1.00 per gross square foot of building area after deduction of such taxes attributable to improvements, if any, directly related to tenant's occupancy and use as provided in subparagraph (i)(aa) of this paragraph
                         (b) of this Section; and,

                    (bb) a proportion of any increase in insurance premiums paid or incurred by landlord after the deduction of such premiums attributable to the improvements, if any, directly related to tenant's occupancy and use as provided in subparagraph (i)(bb) of this paragraph (b) of this Section.

                    The word "proportion" as hereinabove used shall be deemed to mean that tenant's expense shall be determined on a prorata basis which is tenant's percentage of net rentable area occupied in relation to total net rentable area contained in the building which is a part of the premises.

               (iv) the cost of improvements, if any, to be constructed by landlord in accordance with the plans and specifications set forth in Exhibit D attached hereto and by this reference made a part hereof, amortization of said cost to be paid monthly by tenant as a fixed sum on one of the two following bases:

                    (aa) if the permanent mortgage lender commits an additional amount for the improvements over and above the total amount it would commit for a general office building, then the cost of such improvements shall be amortized over the term of the permanent mortgage; or,

                    (bb) if the permanent mortgage lender does not commit an
                         additional amount for the improvements and landlord must secure an additional loan or loans for such improvements, then the cost of such improvements shall be amortized over the term of the additional loan or loans.

                    In each case, if tenant's lease, or any extensions or renewals thereof, terminates before amortization of the total cost of the improvements are complete, tenant shall reimburse landlord for the unamortized portion of the total cost of such improvements at the time of the termination of this lease.

                    By way of illustration and not limitation, the following is an example calculation of amortization of the cost of improvements:

                    Cost of improvements                    =    $10,000
                    Increased permanent loan amount or
                     additional loan                        =    $ 8,000
                    Annual constant                         =        .11
                    Landlord's equity discount rate         =        .12

                    ($8,000) (.11) + ($2,000) (.1770) = annual amortization of cost of improvements to be added to base rent.

The improvements shall be and are the property of landlord.

Section 2-3. Occupancy Prior to Commencement Date. If tenant occupies any part of the demised premises for any period prior to commencement date, tenant shall pay rental therefor on a prorata basis from the date of occupancy to the commencement date.

Section 2-4. Payment of Rent. Base rent and all monthly adjustments thereof shall be paid by tenant on the first day of each and every calendar month during the term hereof. If the commencement date is other than the first day of a calendar month, rent for the portion of the calendar month at the beginning of the term and at the end of the term shall be apportioned. Said payment shall be made in such manner and at such place or places as landlord may direct, and until further notice said rental payments shall be made to:

        MR.  DANIEL FUSCO
        29 South LaSalle Street
        Suite #830
        Chicago, Illinois 60603

Tenant shall pay promptly all expenses required to be paid directly; and, such sum or sums payable other than monthly as additional rent shall be payable by tenant to landlord within thirty (30) days after landlord renders a statement to tenant therefor.

Section 2-5. Definition of Direct Expenses. Direct expenses and direct expenses paid or incurred by landlord on account of the operation and/or maintenance of the premises shall be deemed to mean all direct costs of operations and maintenance as determined by generally accepted principles of accounting and auditing practices and includes by way of illustration and not limitation: heat,

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

water, electricity and other utility costs; insurance premiums; condominium association assessments; permits, licenses and inspection fees; cost of labor, materials and other services; and, personal property taxes or replacement taxes therefor, paid or incurred by landlord in the operation and maintenance of the premises as determined by the Certified Public Accountant employed by landlord for the applicable period or year.

                                  ARTICLE THREE
                                  -------------

                     Landlord's Additional Rights and Duties
                     ---------------------------------------

Section 3-1. Services. Landlord, at landlord's expense subject to the provisions of this lease (specifically including but not limited to Section 2-2), shall provide tenant with the following services and shall pay all direct expenses, all subject to reasonableness and applicable law and regulations:

          (a)  utilities for common areas;

          (b)  janitorial services;

          (c)  landscape services;

          (d)  trash removal;

          (e)  window washing as deemed necessary;

          (f)  snow removal as required;

          (g)  all structural repairs and maintenance;

          (h)  exterior maintenance;

          (i)  parking area maintenance;

          (j)  elevator service; and,

          (k)  management services.

Section 3-2. Taxes and Assessments. Subject to the provisions of this lease, landlord shall be responsible to pay all state, city and county taxes, assessments and other charges of every kind that become due and payable in connection with the premises and any improvements now thereon or hereafter placed upon said premises during the original term of this lease or during any extended term if tenant exercises tenant's option to extend.

Section 3-3.  Fire and Extended Coverage Insurance.  Subject to

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

the provisions of this lease, during the term of this lease or any extensions thereof, landlord at landlord's own expense, covenants that landlord will keep the improvements now standing upon, or which may hereafter be erected upon, the premises insured against loss or damage by fire, vandalism and malicious mischief and the hazards covered by extended coverage insurance in a responsible insurance company or companies and to maintain such insurance at all times during the term of this lease or any extensions thereof in an amount equal to not less than the full insurable value of said improvements. The policy or policies thereof shall be taken out by landlord and/or condominium association and shall name tenant as co-insured or as additional insured and if required by any mortgagee shall have loss payable to the mortgagees as their interests shall appear.

Section 3-4. Maintenance. Landlord represents and warrants that the premises, including hot water, heating, plumbing and electrical systems, and all other items, will be in good working order and repair. Landlord shall make any repairs of a structural nature to said improvements and any non-structural repairs made necessary by defects in construction as well as maintaining the roof, exterior walls, foundation walls, driveways and parking lots.

If the repairs required to be made by tenant are not completed within a reasonable time after request for such repair by landlord, landlord shall have the option to make such repairs after first giving tenant fifteen (15) days' notice of intention to do so, and any amounts expended by virtue thereof shall be added to the next month's rent in the full amount of the expenditures.

Section 3-5. Landlord's Right to Access. Tenant shall permit landlord and landlord's agents to enter upon the demised premises at all reasonable times during business hours to examine the condition of the same, provided that landlord gives tenant a twenty-four (24) hour notice of coming, except in time of emergency, and shall permit landlord to make such repairs as may be required. Tenant shall permit landlord, for a period of one hundred eighty (180) days prior to the expiration of the term of this lease, to place upon the premises the usual "For Rent" or "For Sale" signs, and shall permit landlord and landlord's agents, at reasonable times, to conduct prospective tenants or purchasers through the demised premises after giving notice as aforesaid.

Section 3-6. Landlord's Title. Landlord's title is and always shall be paramount to the title of tenant and nothing contained in this lease shall empower tenant to do any act which can, shall or may encumber landlord's title.

                                  ARTICLE FOUR
                                  ------------

                      Tenant's Additional Rights and Duties
                      -------------------------------------

Section 4-1. Purpose of Use of Premises. Tenant is hereby given the privilege of using the demised premises and the common area of the improvements for the purpose of maintaining offices in the conduct of tenant's principal business as set forth in Exhibit E; provided, however, that in the event tenant is by law, regulation or ordinance prohibited or forbidden to use the said improvements for the purposes previously set forth, tenant is then hereby given the privilege of using the said improvements for any lawful purpose in accordance with the terms and conditions of this lease.

Section 4-2. Observation of Laws. Tenant shall at its own cost and expense, promptly observe and comply with all laws, ordinances, requirements, orders, directives, rules and regulations of the federal, state, county, municipal or town governments and of all governmental authorities affecting the premises and improvements, including land abutting the same and the street and parking lot abutting it and any sidewalks which may be constructed adjacent to said street, whether the same are in force at the commencement of the term of this lease or may be in the future passed, enacted or directed and tenant shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims and demands that may in any manner arise out of, or be imposed because of, the failure of tenant to comply with its obligations under this lease; provided, however, that in observing and complying with all laws, ordinances, requirements, orders, directives, rules and regulations of all governmental authorities, tenant shall not be required to make any structural repairs or changes in the improvements or any non-structural repairs made necessary by defects in construction.

Tenant shall not use or permit the demised premises, the improvements or the premises to be used for any purpose other than as specified herein and shall not use or permit the demised premises, the improvements or premises to be used for any unlawful, immoral or disreputable purposes, nor for any use or occupation which would be in conflict with provisions of the Municipal Code of the applicable village, city, county or other governmental subdivision applicable to the use and occupancy of said premises, or which would jeopardize or invalidate any of the insurance coverage on said premises.

Section 4-3. Quiet Enjoyment. Tenant shall have the peaceable possession and enjoyment of the improvements throughout the term of this lease without any hindrance, disturbance of ejectment by landlord, landlord's successors and assigns.

Section 4-4. Insurance on Tenant's Property. Tenant shall be solely responsible for obtaining any fire or extended coverage insurance for tenant's personal property and the leasehold improvements of tenant and for all goods, commodities and materials stored by tenant in or about the premises.

Section 4-5. Liability Insurance. At all times during the term hereof or any extension thereof, tenant at tenant's own expense shall maintain and keep in force for the mutual benefit of landlord and tenant general public liability insurance against claims for personal injury, death or property damage occurring in or about the premises or sidewalks or areas adjacent to the premises to afford protection to the limit of not less than $300,000.00 in respect to injury or death of a single person and to the limit of not less than $500,000.00 in respect to any one accident and to the limit of not less than $100,000.00 in respect to property damage.

In order to evidence the coverage in effect, tenant shall provide landlord with a certificate of insurance. Tenant agrees to obtain a written obligation from the insurers to notify landlord in writing at least ten (10) days prior to cancellation or refusal to renew any such policies. Should tenant fail to carry such public liability insurance, landlord may at landlord's option cause public liability insurance as aforesaid to be issued, and in such event, tenant agrees to pay the premiums for such insurance promptly, upon landlord's demand, as additional rent.

Section 4-6. Maintenance. Tenant shall make, subject to the warranties of landlord stated in Section 3-4, at tenant's own expense, all non-structural repairs of every kind and description which may be needed to maintain the interior of that part of the improvements and premises leased to tenant, and the water and heating systems, plumbing system, electrical wiring system, sprinkler system and air-conditioning in good condition and repair. Notwithstanding any of the above, tenant shall repair any damage to the premises or appurtenances thereunto belonging caused by the misuse or negligence of tenant, tenant's employees or invitees. Tenant agrees to replace all broken glass in connection with the improvements leased by the tenant with glass of the same size and quality of that broken.

If the repairs required to be made by landlord are not completed within a reasonable time after request for such repair by tenant, tenant shall have the option to make such repairs after first giving landlord fifteen (15) days' notice of intention to do so, and any amounts expended by virtue thereof shall be subtracted from the next month's rent in the full amount of the expenditures.

Where applicable, tenant shall have the benefit of all warranties and maintenance agreements by the contractor, sub-contractor and/or materialmen relative to the improvements to be erected by landlord on the premises.

Section 4-7. Alterations and Additions. Tenant at tenant's expense, shall have the right to make such changes in the interior of the improvements other than major structural changes, as tenant shall deem necessary or advisable in adapting the improvements for tenant's use. No structural changes shall be made without the prior written consent of landlord, which consent shall not be unreasonably withheld.

All fixtures shall become a part of the premises and the property of landlord at the termination of the lease except that trade fixtures, machinery and equipment and power wiring, conduits and other fixtures installed by tenant shall be considered as tenant's own and tenant shall have the right to recover same at any time during the term of this lease or any extension thereof, provided that tenant shall repair any damage caused to said premises by such removal.

Section 4-8. Signs. The building shall be known as the "GUARANTY SAVINGS BUILDING" or any other name as designated by GLENVIEW GUARANTY SAVINGS & LOAN ASSOCIATION.

Tenant shall not place in, on or about the demised premises and the improvements any sign or signs without landlord's prior written approval. Tenant shall comply with all laws, ordinances, plat and deed restrictions, and lawful regulations applicable to the erection, maintenance and the removal of any signs approved, and damage and injury from the maintenance of said signs shall be expressly included in the above-mentioned liability insurance. Any damage to any improvements caused by said sign or signs shall be restored by tenant forthwith.

Section 4-9. Assignment and Subletting. Tenant shall not assign this lease or sublet the demised premises, or any part thereof, without obtaining the prior written consent of landlord which consent shall not be unreasonably withheld. Any dispute which arises under this Section regarding the reasonableness of landlord's consent shall be settled by arbitration pursuant to the provisions of
Section 6-1. No assignment or subletting consented to by landlord shall relieve tenant from tenant's liability hereunder, and each and every assignee or sublessee shall be charged with all of the provisions hereof.

Section 4-10. Default. If tenant shall fail to pay any installment of the fixed rent or any additional rent or other charges as and when the same shall become due and payable, and such default shall continue for a period of twenty (20) days after written notice given to tenant by landlord, or if tenant shall default in the performance of any of the other terms, covenants or conditions of this lease and such default shall continue for a period of twenty (20) days after written notice given to tenant by landlord, or if any execution shall be issued against tenant or any of tenant's property whereby any part of the improvements shall be taken or occupied by someone other than tenant, or if tenant shall vacate and abandon the demised premises, or if this lease or the estate of tenant hereunder shall be transferred or passed to or devolve upon any other person, firm or corporation, except in the manner provided in this lease, or if tenant shall assign, mortgage or encumber this lease or sublet the demised premises or any part of the premises, without the prior written consent of landlord, landlord shall have the right, at landlord's option, to terminate this lease and the term hereof, as well as the right, title and interest of tenant hereunder, by giving tenant fifteen (15) days' notice in writing of such intention, and upon the expiration of the time fixed in such latter notice, if such default be not cured prior thereto or (except a default for non-payment of rent or additional rent), tenant shall not then be diligently engaged in good faith in prosecuting the work necessary to remove said cause or in taking the steps necessary to remedy said default, this lease and term hereof, as well as all the right, title and interest of tenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date fixed by such latter notice were the expiration of the term herein originally granted; and tenant shall immediately quit and surrender the premises to landlord and landlord may re-enter the demised premises and take possession of all or any part thereof, and remove all property and persons therefrom and shall not be liable for any damage therefor or for trespass.

Section 4-11. Waiver of Subrogation Clause. Landlord and tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any of the extended coverage or supplementary contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable in force and effect only with respect to loss or damage occurring at such a time that the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

Section 4-12. Subordination and Non-Disturbance. This lease and all of the rights of tenant hereunder are and shall be subject and subordinate to the lien of any mortgage or mortgages whether now on the premises or whether hereafter placed on the premises or any part thereof, except tenant's property or trade fixtures, and to any and all renewals, modifications, replacements, extensions or substitutions of any such mortgage or mortgages (all of which are hereinafter termed the mortgage or mortgages) provided, nevertheless, each or all of such mortgage or mortgages shall contain a provision to the effect that so long as tenant is not in default under this lease, or any renewal thereof, no foreclosure of the lien of said mortgage or any other proceeding in respect thereof shall divest, impair, modify, abrogate or otherwise adversely affect any interest or rights whatsoever of the tenant under the said lease.

This lease, if required, shall be submitted by landlord to landlord's mortgagee for the said mortgagee's approval and is subject to such approval, and, this lease, if required, shall be assigned to landlord's mortgagee by instrument in form satisfactory to mortgagee.

Section 4-13. Indemnification. Tenant shall indemnify and save landlord harmless from and against any and all liability, claims, damages, penalties or judgments arising from or in any way connected with injury to person or property sustained by action in and about the premises in custody and control of tenant, during the term of this lease, or any extension thereof. The fact that tenant maintains the insurance required by Section 4-5 shall be considered complete compliance with this Section. If landlord shall, without fault on landlord's part, be made a part of any litigation commenced by or against tenant, tenant shall protect and hold landlord harmless and pay all costs, expenses and reasonable attorney fees that may be incurred or paid by landlord in enforcing the covenants and agreements of this lease.

Except for the negligence of landlord or the negligence of landlord's officers, agents, servants, employees or contractors, landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings or other improvements, or to any person or persons at any time on the premises, including any damage or injury to tenant or to any of tenant's officers, agents, servants, employees, contractors, customers or sublessees.

Section 4-14. Surrender of Premises. Tenant shall surrender and deliver up the demised premises and appurtenances at the end of said term broom-clean and in as good condition and order as they were at commencement of the term hereof, reasonable use and natural wear and tear thereof and damage by fire or other casualty and changes made with landlord's consent excepted. Tenant may remove all the trade fixtures, signs, equipment, stock in trade, and other items of a similar nature used in connection with tenant's business, including such as may have been temporarily attached to the realty, provided all rents stipulated to be paid hereunder have been paid and all damage to paid premises is properly repaired. If said removal results in injury to or defacement of said premises, tenant shall immediately repair the premises at tenant's expense.

Section 4-15. Condominium Units. Tenant and landlord have discussed the fact that the premises are held in or will be held in an Illinois limited partnership known as THE RAND-OLIVE ASSOCIATES, and tenant acknowledges-that fact, and, further, tenant acknowledges that the intended leasing and operation of the premises contemplates the causing of the premises to be submitted to the provisions of the Condominium Property Act of the State of Illinois, as amended from time to time, and the sale or other disposition of condominium unit ownership in the condominium property thereby created.

Notwithstanding the foregoing, it is understood and agreed that neither landlord nor its successor shall have any affirmative obligation to convert the property to condominium, and in the event the property shall not be converted to condominium then, subject to the provisions of Section 1-4, this lease shall be and remain in full force and effect.

                                  ARTICLE FIVE
                                  ------------

                Eminent Domain, Damage or Destruction of Premises
                -------------------------------------------------

Section 5-1. Eminent Domain. If the entire premises, or such part thereof, as, in the parties' judgment, renders the remainder unsuitable for tenant's continued use, shall be taken in appropriation proceedings or by any rights of eminent domain, then this lease shall terminate and be void from the time when possession thereof is required for public use, and such taking shall not operate as or be deemed an eviction of the tenant or a breach of landlord's covenant for quiet enjoyment; but tenant shall pay all rent due, and perform and observe all other covenants hereof, up to the time when possession is required for public use; provided, however, that it only a part of said premises be so taken and in the parties' judgment the premises remain unsuitable for tenant's continued use, and if two (2) years or more of the term hereof then remains unexpired, and if the remaining premises can be substantially restored within sixty (60) days, then this lease shall not terminate, but landlord shall, at landlord's sole expense, restore the premises, the rent payable by tenant during the period of restoration being reduced by a reasonable amount, but after such restoration, the rent herein reserved shall be paid by tenant as herein provided during the remainder of the term hereof abated by the percentage that the fair market value of the premises, attributable solely to the land and improvements, has been reduced because of such taking. Said market value immediately before and after such taking shall be determined by agreement of the parties or, failing agreement of the parties within thirty (30) days of the effective date of such taking, by a local Independent Fee Appraiser selected by mutual agreement of landlord and tenant, which appraiser's decision will be final and binding on the parties.

The cost of such appraiser shall be borne equally by landlord and tenant.

Tenant shall have the right at tenant's sole cost and expense to assert a separate claim or join in landlord's claim in any condemnation proceeding for its personal property, its improvements, loss of value in its leasehold estate, moving expenses or any other claims it may have. Tenant shall be entitled to and shall receive that portion of any award or payment made which is attributable solely to its claims, and landlord shall be entitled to and shall receive that portion of any award or payment made which is attributable solely to the land and improvements erected thereon.

Any dispute which arises under this Section regarding the usability of the premises after a taking shall be settled by arbitration pursuant to the provision of Section 6-1.

Section 5-2. Damage or Destruction of Improvements. In the event the improvements shall be rendered untenantable by fire or other casualty, landlord shall within one hundred twenty (120) days from the date of said damage or destruction, repair or replace the improvements to substantially the same condition as prior to the damage or destruction. If landlord fails to commence repair of the damage or destruction within thirty (30) days from the date of such damage or destruction, or if the improvements have not been replaced or repaired to such condition within one hundred twenty (120) days, tenant may at tenant's option (to be exercised by written notice to landlord), terminate this lease. The rent herein required to be paid shall abate during the period of such untenantability.

If the improvements shall be damaged in part by fire or other casualty, but still remain tenantable, landlord shall repair the improvements to substantially the same condition as prior to the damage. During the period of such repairs and restorations, the lease shall continue in full force and effect, provided, however, that tenant shall be required to pay the rent herein reserved abated by the percentage of area destroyed as compared to the total area herein demised, unless such fire or other casualty is caused by tenant's negligence in which case the rental shall not abate but will continue unaffected during the repair period.

In the event that any damage or destruction occurs during the last twelve (12) months of the original term of this lease or any extension of the term, to the extent of fifty (50%) percent or more of the insurable value of the improvements, landlord and tenant may elect to terminate this lease as of the date of the destruction or damage, by giving notice of such election within fifteen (15) days after such damage or destruction. In such event, landlord shall receive the proceeds of the insurance policies without obligation to rebuild or restore the premises, and tenant shall execute any waiver which may be required of it by any insurer or landlord.

Any dispute which arises under this Section regarding the negligence of tenant shall be settled by arbitration pursuant to the provisions of Section 6-1.

                                   ARTICLE SIX
                                   -----------

                               General Provisions
                               ------------------

Section 6-1. Arbitration. Any controversy or claim arising out of or relating to:

          (a)  the usability of the premises after a taking as provided in
               Section 5-1; or,

          (b)  the negligence of tenant as provided in Section 5-2; or,

          (c) the reasonableness of landlord's consent to assignment or subletting as provided in Section 4-9 shall be settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration decision shall be final and binding upon the parties.

Section 6-2. Service of Notice. Every notice, approval, consent or other communication authorized or required by this lease shall be in writing and sent by certified or registered mail, postage prepaid, to the other party at the following address or at such other address as may be designated by notice in writing given from time to time and shall be deemed given as of the date of mailing.

If notice is to be given to landlord, it shall be given at the following address:

        Mr.  Daniel Fusco
        29 South LaSalle Street
        Suite #830
        Chicago, Illinois 60603

If notice is to be given to tenant, it shall be given at the address set forth in Exhibit E.

Section 6-3. Governing Law. This lease and the performance thereof shall be governed, interpreted, construed and regulated by the laws of the State of Illinois.

Section 6-4. Partial Invalidity. If any term, covenant, condition or provision of this lease, or the application thereof, to any person or circumstances, shall at any time or to any extent be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

Section 6-5. Interpretation. Wherever in this lease the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require.

The headings used herein are for reference and convenience only and shall not enter into the interpretation thereof.

This lease may be executed in several counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

The Exhibits referred to herein are attached hereto and by reference made a part hereof.

Section 6-6. Entire Agreement. No oral statement or prior written matter shall have any force or effect. Tenant agrees that tenant is not relying on any representations or agreements other than those contained in this lease. This agreement shall not be modified or canceled except by writing subscribed by all parties.

Tenant's taking of possession of the demised premises shall be conclusive evidence that the demised premises were in good order and satisfactory condition when tenant took possession with exception of those items, if any, set forth in Exhibit E.

Section 6-7. Benefit. Except as otherwise expressly provided herein, the covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of landlord and tenant and their respective successors and assigns.

Section 6-8. Authority of Parties. Landlord and tenant each to the other represents and warrants that each has full right and authority to enter into and perform the obligations under this lease for the full term hereof.

Section 6-9. Recording of Lease. This lease, or any part hereof, or any memorandum concerning said lease shall not be recorded by tenant. Should any recordation take place, then at the option of landlord, this lease shall be declared in default and all rights of tenant in the premises in question whatever nature or kind shall become null and void.

Section 6-10. Compliance with Condominium Documents. Tenant shall obey and conform to the declaration of condominium, by-laws and rules and regulations of the association which are hereby incorporated herein.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                             Landlord
                                             --------

                                                  /s/ Daniel Fusco
                                                  ------------------------------
                                                  DANIEL FUSCO


                                             Tenant
                                             ------

                                                  /s/
                                                  ------------------------------
                                                  GLENVIEW GUARANTY SAVINGS
                                                    & LOAN ASSOCIATION

                                    EXHIBIT A
                         ATTACHED TO AND MADE A PART OF
                         LEASE AGREEMENT BY AND BETWEEN
                           DANIEL FUSCO, LANDLORD, AND
                         TENANT IDENTIFIED IN EXHIBIT E
                         ------------------------------


Plans and specifications for three-story building to be attached by parties and signed to evidence their approval and agreement.

                                   ***********

The site plan, building elevations and floor plans are immediately following. The building is to be constructed of steel frame plus brick and glass exterior wall covering. The building is to be completed per Cook County Building and Zoning Codes in a good workmanlike manner.

                                      Approved By: /s/
                                                   -----------------------------
                                                   GLENVIEW GUARANTY SAVINGS &
                                                   LOAN ASSOCIATION


                                      Accepted By: /s/ Daniel Fusco
                                                   -----------------------------
                                                   DANIEL FUSCO

                                      Dated: February 6, 1981

                        AMENDMENT TO SUB-LEASE AGREEMENT
                        --------------------------------

         THIS AMENDMENT IS MADE this 15th day of July, 1982 between DANIEL FUSCO, of Chicago, Illinois (hereinafter called "Landlord") and GUARANTY FEDERAL SAVINGS & LOAN ASSOCIATION, formerly known as GLENVIEW GUARANTY SAVINGS & LOAN ASSOCIATION, (hereinafter called "Tenant");

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, by a certain Sub-Lease Agreement dated February 6, 1981 between Landlord and Tenant, (the "Sub-Lease") Landlord subleased to Tenant that part of a three story office building described in detail in Exhibit "C" to the Sub-Lease (said part hereinafter referred to as "Premises"); and

          WHEREAS, the improvements to be constructed in accordance with the Sub-Lease have been completed and Landlord and Tenant are desirous of modifying and amending the Sub-Lease.

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

          1. Section 1-4 of the Sub-Lease captioned "Option to Extend Term" is hereby deleted and the following provision is inserted in lieu thereof:

          "Section 1-4.  Options to Renew Term.
          -------------  ----------------------

          In accordance with Section 1-1 of this lease, landlord does hereby grant to tenant the right, privilege and option to renew this lease for two (2) successive five (5) year periods ("option period") upon the same terms and conditions (including the same rental) as herein contained. Each successive option period will commence on the date immediately following the expiration of the initial lease term or preceding option period. Landlord shall give tenant written notice of the impending expiration of the lease term or option period at least 210 days prior to the expiration thereof. Tenant thereafter shall exercise its option by giving landlord written notice of its intent to renew at least 180 days prior to the expiration of the initial lease term or at least 180 days prior to the last day of any succeeding option period."

          2. Section 1-5 of the Sub-Lease captioned "Security Deposit" is hereby amended to make the amount of the security deposit that the Tenant shall deposit with the Landlord, the sum of Two Thousand Two Hundred Forty-Two Dollars Fifty Cents ($2,242.50).

          3. Section 2-1 of the Sub-Lease captioned "Base Rent" is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

          "Section 2-1.  Base Rent.
          ------------   ---------

          Tenant shall pay to landlord as aggregate base rent for the demised premises, a sum determined as follows:

               (a) net rentable area is 1,950 square feet (excluding drive-up appendage);

               (b)  common area factor is 1.20;

               (c) gross rentable area is 2,340 square feet (1,950 square feet, net rentable area times 1.20, common area factor);

               (d)  the base rent per gross square foot is $11.50;

               (e) total base rent per year is $26,910.00 ($11.50 times 2,340 square feet, gross rentable area); and

               (f) aggregate base rent is $269,100.00, total base rent per year times ten (10) years, the term of this lease.

          Base rent per month of $2,242.50, being the total base rent per year divided by 12 months, shall be payable to landlord by tenant monthly."

          4. The first sentence in Section 2-2 captioned "Adjustment to Base Rent" and the caption thereof is deleted and the following caption and sentence is inserted in lieu thereof:

          "Section 2-2.  Additional Rent.
          ------------   ---------------

          In addition to the base rent, tenant shall pay to landlord in accordance with Section 2-4 the following as additional rents:"

          5. Section 2-2(a) is hereby deleted and the following paragraph is inserted in lieu thereof:

          "Section 2-2(a).
          ---------------

          Commencing on the first day of the first full year following the commencement date of this lease for said first year, and for each year or part thereof thereafter during the remainder of the term, including any renewal thereof, tenant shall pay as additional rent an amount equal to the direct expenses paid or incurred by the landlord on account of the operation and/or maintenance of the premises (as defined in Section 2-5) (excluding, however, the direct expenses for the drive-up appendage paid pursuant to Section 2-2(b)(i)). The amount to be paid and the manner of payment shall be determined in accordance with Section 2-4."

          6. Section 2-2(b)(iii) is hereby deleted and the following paragraph is inserted in lieu thereof:

          "Section 2-2(b)(iii).
          --------------------

          The following expenses, (excluding, however, any expenses attributable to the drive-up appendage as set forth in paragraph 2-2(b)(i)) indirectly related to tenant's occupancy and use of the premises for the period beginning on the commencement date and ending on the last day of each full year following commencement date and each full year thereafter during the remainder of the term, including any renewal thereof:

               (aa) a proportion (as defined below) of all property taxes paid by landlord;

               (bb) a proportion (as defined below) of any insurance premiums paid or incurred by landlord after deduction of premiums attributable to the improvements used and occupied by tenant as provided for in subparagraph 2-2(b)(i) of this Section.

          The word "proportion" as hereinabove used shall be deemed to mean that tenant's expense shall be determined on a prorata basis which is tenant's percentage of gross rentable area occupied in relation to total gross rentable area contained in the building of which the premises are a part. Tenant shall pay these expenses to landlord within thirty (30) days after receiving landlord's statement therefor."

          7. Section 2-2(b)(iv) is hereby deleted in its entirety and the following provision is inserted in lieu thereof:

          "Section 2-2(b)(iv).
          -------------------

          The cost of improvements to be constructed by landlord in accordance with the plans set forth in Exhibit D attached hereto and by this reference made a part hereof, has been determined and agreed to be exactly One Hundred Fifteen Thousand Dollars ($115,000.00). Said cost will be paid to landlord at the time that the landlord closes on his purchase of the premises, after presentation of all final waivers of lien and presentation of a title commitment issued by a reputable title company reflecting no mechanic's liens and insuring over new construction."

          8. Section 2-4 captioned "Payment of Rent" is hereby deleted and the following provision is inserted in lieu thereof:

          "Section 2-4. Payment of Base Rent and Additional Rent.
          ------------------------------------------------------

          Base rent shall be paid by tenant on the first day of each and every calendar month during the term hereof. If the commencement date is other than the first day of a calendar month, rent for the portion of the calendar month at the beginning of the term and at the end of the term shall be prorated.

          The additional rent required to be paid by tenant in Section 2-2(a) shall be determined and paid in the following manner. Landlord shall notify tenant thirty (30) days in advance, in writing, of the estimated amount of the direct expenses to be paid or incurred by landlord (as defined in Section 2-5 and based on the financial statements prepared by landlord's accountants for the prior year) for the then current lease year. For the first lease year hereunder, landlord and tenant shall agree as to the estimated amount of such expenses. Tenant shall pay such sum in advance to landlord in equal monthly installments during the balance of the then current lease year on the first day of each remaining month in said lease year commencing on the first day of the first month following tenant's receipt of such notification so that tenant's entire share of such increases shall have been paid to landlord prior to the end of the lease year. Within thirty (30) days following the end of each lease year during the term of any renewal hereof landlord shall submit to tenant a statement showing the actual amount which should have been paid by tenant with respect to these expenses for the past lease year, the amount thereof actually paid during that year by tenant and the amount of any balance or overpayment thereof as the case may be. Any deficiency shall be paid by tenant to landlord within thirty (30) days following tenant's receipt of such statement and any overpayment thereof shall be immediately credited against tenant's additional rent due hereunder.

          The payments due hereunder shall be made in such manner and at such place or places as landlord may direct in writing and until further notice to:

                               Mr. Daniel R. Fusco
                               29 South LaSalle Street
                               Suite 830
                               Chicago, Illinois 60603

          Tenant shall pay promptly all expenses required to be paid directly pursuant to Section 2-2(b)(i) and (ii)."

          9. Section 2-5 of the Sub-Lease captioned "Definition of Direct Expenses" is hereby deleted and the following provision is inserted in lieu thereof:

          "Section 2-5.  Definition of Direct Expense.
          ------------   ----------------------------

          Direct expense paid or incurred by landlord on account of the operation and/or maintenance of the premises shall be deemed to mean all reasonable direct costs of operations and maintenance as determined by generally accepted principles of accounting and auditing practices and includes by way of illustration and not limitation: heat, water, electricity and other utility costs; insurance premiums; condominium association assessments; real estate taxes; permits, licenses and inspection fees; cost of labor, materials and other services; and, personal property taxes or replacement taxes therefor, paid or incurred by landlord in the operation and maintenance of the premises as determined by the Certified Public Accountant employed by landlord for the applicable period or year. Direct expenses shall not include, however, any property or other taxes levied or assessed attributable to the premises, or insurance premiums, to the extent that the payment of these expenses has already been provided for in
          Section 2-2(b) (iii), or any expenses or costs to be paid by tenant under Sections 2-2(b)(i), (ii) or (iv). Any dispute arising under this Section as to the reasonableness of the amount of direct expenses, the inclusion of certain expenses or their attributability to tenant shall be resolved by arbitration pursuant to Section 6-1."

          10. Section 4-15 of the Sub-Lease captioned "Condominium Units" is hereby deleted from the Sub-Lease in its entirety and the following paragraph is inserted in lieu thereof:

          "Section 4-15. Right to Vote.
          ----------------------------

          In the event the premises and improvements are converted to condominiums, and landlord purchases the fee ownership of the premises, and as long as tenant is not in default under this Sub-Lease, tenant shall have the right to participate in all meetings of condominium owners and shall have the right to vote landlord's vote as a unit owner of the premises, or give a proxy therefor. Landlord shall execute any proxy necessary to establish tenant of record as the holder of the vote attributable to the premises."

          11. Exhibit "D" to the Sub-Lease is hereby deleted and Exhibit "D" attached to this Amendment and made a part hereof is hereby inserted in lieu thereof.

          12. Except for the modifications contained herein, the Sub-Lease shall remain unmodified and in full force and effect.

                                             LANDLORD:


                                             /s/ Daniel Fusco
                                             -----------------------------------
                                             DANIEL FUSCO


                                             TENANT:

                                             GUARANTY FEDERAL SAVINGS &
                                             LOAN ASSOCIATION, formerly known as
                                             GLENVIEW GUARANTY SAVINGS &
                                             LOAN ASSOCIATION


                                             By  /s/
                                                 -------------------------------
                                                 Its President

                                    EXHIBIT D
                         ATTACHED TO AND MADE A PART OF
                       SUB-LEASE AGREEMENT BY AND BETWEEN
                           DANIEL FUSCO, LANDLORD, AND
               GUARANTY FEDERAL SAVINGS & LOAN ASSOCIATION, TENANT
--------------------------------------------------------------------------------


Plans and specifications for appendage and canopy improvements to be attached by parties and signed to evidence their approval and agreement.

                                    *********


As additional space and facilities for Guaranty Federal Savings & Loan Association, a 400 plus or minus square foot brick, one-story drive-up appendage, canopy and improvements associated with such has been constructed by landlord. The cost of said improvements has been agreed upon by all parties to be One Hundred Fifteen Thousand Dollars ($115,000.00), no more, no less, and payable to landlord at the time that landlord closes on his purchase of the premises, in accordance with Section 2-2(b)(iv) of the Sub-Lease.

                                        Approved By:


                                             /s/
                                             -----------------------------------
                                             GUARANTY FEDERAL SAVINGS &
                                               LOAN ASSOCIATION

                                        Accepted By:


                                             /s/ Daniel Fusco
                                             -----------------------------------
                                             DANIEL FUSCO


                                        Dated:

                            THIRD AMENDMENT TO LEASE
                            ------------------------

          This Third Amendment to Lease ("Third Amendment") is made as of 11/29, 1994, by DANIEL FUSCO ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS:
                                    ---------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated August 16, 1994, FCBC assigned the Lease to the Tenant.

          C. Landlord and Tenant entered into both a first Amendment to Lease dated as of August 16, 1994 (the "First Amendment") and a Second Amendment to Lease dated as of November 3, 1994 (the "Second Amendment").

          D. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Third Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Tenant's Right of First Refusal. Tenant shall have a continuing right of first refusal to acquire the Demised Premises at all times during the term of this Lease. In the event Landlord, receives a bona fide offer to purchase the Demised Premises, Landlord shall notify the Tenant in writing of any such purchase offer and Tenant shall have the right to purchase the Demised Premises on the same terms and conditions as are contained in the purchase offer. Tenant shall have a thirty (30) day period following Landlord's receipt of the notice and of a copy of the purchase offer to advise Landlord in writing of Tenant's intention to exercise the right of first refusal provided in this paragraph. Should Tenant exercise this option, the purchase shall be subject to the same terms and conditions as are set out in the offer, including conditions as to purchase price, financing contingency and the like, with the closing date to be not later than forty-five (45) days after the closing date provided in the purchase offer. This right of first refusal shall apply to each and every offer to purchase the Demised Premises hereunder, whether or not Tenant may have elected to exercise its purchase option with respect to any prior sale or sales of the Demised Premises hereunder.

          2. Applicable Law. This Third Amendment will be governed by the laws of the State of Illinois. This Third Amendment is binding on parties or the respective successors and assigns. Any term used in this Third Amendment which is defined in the Lease and not otherwise defined in this Third Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Third Amendment and the terms of the Lease, the terms of this Third Amendment will control.

          3. Modifications. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Third Amendment as of the date first above written.

Landlord:                                    Tenant:

                                             NATIONAL BANCORP, INC.

 /s/ Daniel Fusco                            By:  /s/ Thomas H. Roth
----------------------------------------          ------------------------------
DANIEL FUSCO                                      Thomas H. Roth, President

                            SECOND AMENDMENT TO LEASE
                            -------------------------

          This Second Amendment to Lease ("Second Amendment") is made as of December 1, 1994, by DANIEL FUSCO ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982 (collectively the "Lease"), Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated as of August 16, 1994, FCBC assigned to Tenant, and Tenant assumed, the Lease ("Assignment") to which Assignment Landlord consented.

          C. By Amendment to Lease dated as of August 16, 1994, Landlord and Tenant amended the Lease ("First Amendment").

          D. By a First Amendment to Assignment and Assumption of Lease dated as of December 1, 1994, FCBC and Tenant amended the Assignment ("First Amendment Assignment").

          E. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Second Amendment, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. With respect to paragraph 1 of the First Amendment, Tenant shall pay to Landlord base rent per month of $3,760 commencing January 1, 1995 through July 31, 1997.

          2. Paragraph 2 of the First Amendment is deleted in its entirety.

          3. If the Assignment and Assumption of the Lease is terminated pursuant to paragraph 2 of the First Amendment Assignment, the First Amendment and this Second Amendment shall be null and void.

          4. This Second Amendment will be governed by the laws of the State of Illinois. This Second Amendment is binding on the parties and their respective successors and assigns. Any term used in this Second Amendment which is defined in the Lease and not otherwise defined in this Second Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment will control.

          5. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Second Amendment as of the date first above written.

                                             Landlord:


                                             -----------------------------------
                                                         DANIEL FUSCO


                                             Tenant:

                                             NATIONAL BANCORP, INC.


                                             By:  /s/ Thomas H. Roth
                                                  ------------------------------

                                             Its:  President

                            SECOND AMENDMENT TO LEASE
                            -------------------------

          This Second Amendment to Lease ("Second Amendment") is made as of Nov. 3, 1994, 1994, by DANIEL FUSCO ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS:
                                    ---------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated August 16, 1994, FCBC assigned the Lease to the Tenant.

          C. Landlord and Tenant entered into a first Amendment to Lease dated as of August 16, 1994 (the "First Amendment").

          D. Landlord and Tenant desire to further amend the Lease.

          In consideration of the mutual promises contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Landlord hereby agrees to eliminate the requirement that Tenant obtain and deposit with Landlord the irrevocable letter of credit referred to in Paragraph 2 of the First Amendment. Accordingly, Paragraph 2 of the First Amendment is deleted in its entirety from and after August 16, 1994.

          2. This Second Amendment will be governed by the laws of the State of Illinois. This Second Amendment is binding on parties or the respective successors and assigns. Any term used in this Second Amendment which is defined in the Lease and not otherwise defined in this Second Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Second Amendment and the terms of the Lease, the terms of this Second Amendment will control.

          3. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Second Amendment as of the date first above written.

Landlord:                                    Tenant:

                                             FIRST BANCORP, INC.

 /s/ Daniel Fusco                            By:   /s/ Thomas H. Roth
----------------------------------------          ------------------------------
DANIEL FUSCO                                      Thomas H. Roth, President

                               FIRST AMENDMENT TO
                       ASSIGNMENT AND ASSUMPTION OF LEASE


          This First Amendment to Assignment and Assumption of Lease ("First Amendment Assignment") is made as of December 1, 1994 by and between FIRST CHICAGO BUILDING CORPORATION, an Illinois corporation ("Assignor") and NATIONAL BANCORP, INC., a Delaware corporation ("Assignee"). (Assignor and Assignee are hereinafter sometimes together referred to as the "Parties").

                                    RECITALS

          A. By Lease Agreement dated as of February 6, 1982 and Amendment thereto dated July 15, 1982 (collectively the "Lease") DANIEL FUSCO ("Landlord") leased to Assignor's predecessor certain premises defined and described in the Lease as the "demised premises".

          B. By an Assignment and Assumption of Lease dated as of August 16, 1994 ("Assignment") Assignor assigned to Assignee, and Assignee assumed, the Lease.

          C. Pursuant to the terms of the Assignment Landlord and Assignee executed an Amendment to the Lease dated August 16, 1994.

          D. Assignee was issued a Permit to Organize the Northwest Community Bank (the "Bank") by the Commissioner of Banks and Trust Companies for the State of Illinois ("Commissioner") and Assignee has filed applications with the Federal Deposit Insurance Corporation ("FDIC") and with the Federal Reserve Board of Governors through the Federal Reserve Bank of Chicago ("Federal Reserve") for, respectively, depository insurance for the Bank and approval for the acquisition of the Bank by Assignee, which applications are pending.

          E. The Parties have agreed to enter into this First Amendment Assignment.

          F. Any term used in this First Amendment Assignment which is defined in the Lease or the Assignment and not otherwise defined in this First Assignment Amendment will have the same meaning in this First Assignment Amendment as in the Lease or the Assignment.

          The Parties agree as follows:

                                   AGREEMENTS

          1. With regard to Paragraph 4 of the Assignment, the Parties acknowledge that conditions (a), (b) and (d) have been satisfied and that the date in condition (c) was extended to December 1, 1994.

          2. Condition (c) of Paragraph 4 of the Assignment is deleted and with regard to condition (c) of Paragraph 4 of the Assignment, Assignor acknowledges and agrees that the Assignment shall continue from calendar month to calendar month commencing December 1, 1994 until the earlier of the date that (i) the Charter for the Bank has been issued to the Assignee or any of the applications filed with the Commissioner, the FDIC or the Federal Reserve have been denied and no appeal is pending or (ii) April 30, 1995. Notwithstanding the foregoing, the Parties agree that the Assignment shall automatically terminate, unless extended by the Parties in writing, if the foregoing conditions have not been satisfied by April 30, 1995.

          3. With respect to condition (e) of Paragraph 4 of the Lease, Assignor will modify the security system for its existing ATM so that it is separate from the security system for the demised premises and the premises included in the Adjoining Lease. Assignee shall pay Assignor $600 upon the execution of this Assignment to cover Assignor's costs in connection with such modification.

          4. Subject to the terms and conditions of Section 4-7 of the Lease, commencing on the date that this First Amendment Assignment is fully executed, Assignee, at Assignee's expense, shall have the right to make changes in the interior of the demised premises other than major structural changes, as Assignee shall deem necessary or advisable in adapting the demised premises for Assignee's use. No structural changes shall be made without the prior written consent of Assignor which consent shall not be unreasonably withheld. Assignee shall indemnify and save Assignor harmless from any mechanics' liens for work done in the demised premises or materials supplied in connection with such work. If the Assignment is terminated pursuant to the provisions of paragraph 2 of this First Amendment Assignment and Assignor elects, and so notifies Assignee, Assignee, at its expense, shall remove such changes and repair any damages to the demised premises caused by such removal.

          5. This First Amendment Assignment is expressly conditioned upon Landlord and Assignee executing a Second Amendment to Lease in substantially the form attached hereto.

          6. Subject to the terms and conditions hereof, keys to, and possession of, the demised premises will be provided to Assignee upon the full execution of this First Amendment Assignment.

          7. Except for the modifications contained herein, the Assignment shall remain unmodified and in full force and effect.

          In Witness Whereof the Parties have caused their respective duly authorized representatives to execute this First Amendment Assignment as of the date first above written.

                                             Assignor:

                                             FIRST CHICAGO BUILDING CORPORATION


                                             By:________________________________
                                             Title:_____________________________

                                             Assignee:

                                             NATIONAL BANCORP, INC.


                                             By:  /s/ Thomas H. Roth
                                                 -------------------------------
                                             Title:  President

                               Consent of Landlord


          The undersigned, being the Landlord under the Lease, hereby consents to the terms and provisions of the foregoing First Amendment to Assignment and Assumption of Lease.

          Landlord agrees as follows:

          1. The Second Amendment to Lease in substantially the form attached to the foregoing First Amendment to Assignment and Assumption of Lease when executed between Landlord and Assignee shall not be binding upon Assignor.

          2. If the Assignment and Assumption of Lease dated August 16, 1994 between Assignor and Assignee is terminated pursuant to the terms and provisions of paragraph 2 of the foregoing First Amendment to Assignment and Assumption of Lease (i) the Amendment to Lease dated August 16, 1994 between Landlord and Assignee and (ii) the above described Second Amendment to Lease shall be null and void.

         Executed ____________________, 1994.




                                             -----------------------------------
                                                         Daniel Fusco

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                       ----------------------------------


          This Assignment and Assumption of Lease ("Assignment") is made as of August 16, 1994 by FIRST CHICAGO BUILDING CORPORATION, an Illinois corporation ("Assignor") in favor of NATIONAL BANCORP, INC., a ____________________ corporation ("Assignee"). (Assignor and Assignee are hereinafter sometimes together referred to as the "Parties").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment thereto dated July 15, 1982, copies of which are attached hereto as Exhibit "A" and by this reference made a part hereof (collectively the "Lease"), DANIEL FUSCO ("Landlord") leased to Assignor's predecessor certain premises defined and described in the Lease as the "demised premises".

          B. Assignor and Assignee have agreed to enter into this Assignment.

          C. Any term used in this Amendment which is defined in the Lease and not otherwise defined in this Assignment will have the same meaning in this Amendment as in the Lease.

          The Parties agree as follows:

                                   AGREEMENTS
                                   ----------

          1. Assignor hereby grants, conveys, transfers and assigns to Assignee all of Assignor's right, title, estate and interest as tenant in, to and under the Lease.

          2. Assignee hereby accepts the foregoing assignment and agrees to observe and perform all terms, covenants, conditions and obligations as tenant under the Lease and agrees to comply with all restrictions contained in the Lease which are applicable to the demised premises and the occupancy by any person thereof, excepting, specifically, that Assignee shall not be required to obtain Assignor's consent with respect to any modifications or alterations to the leased premises by Assignee.

          3. Assignee hereby agrees to indemnify, protect, defend and hold Assignor harmless from and against all claims, demands, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable attorneys' fees and costs) arising out of or resulting from any breach or default by Assignee under the terms of the lease arising on or after the date hereof.

          4. This Assignment is expressly conditioned on the following:

               (a) Consent of the Landlord to this Assignment;

               (b) Landlord and Assignee executing an amendment to the Lease in substantially the form of Exhibit "B" attached hereto;

               (c) The approval of Assignee's application for a bank charter at the demised premises and the issuance thereof to Assignee;

               (d) The assignment of the Adjoining Lease By Assignor to
     Assignee.

               (e) Assignee installing its ATM and Assignor removing its existing ATM from its current location at the Lease site; provided, however, that Assignor shall not remove its ATM until Assignee has arranged for and has provided Assignor written notice of the date and time for installation of Assignee's ATM, in coordination with Assignor's removal of its ATM. It is the intention of Assignor And Assignee to coordinate the substitution of their respective ATMs so as not to create a period time in which ATM service is provided to the Lease premises.

          It is understood and agreed that in the event the above conditions are not satisfied on or before November 1, 1994, this Assignment shall be null and void and of no further force and effect; provided, however, Assignor at its option may extend the November 1, 1994 date to December 1, 1994 by written notice to Assignee prior to November 1, 1994.

          5. From the period commencing August 1, 1994 until the earlier of November 1, 1994, except as may be extended by paragraph 4 above, or the issuance of the aforedescribed bank charter, Assignee shall pay Assignor as a fee $3,000 on August 1, 1994 and $3,000 on or before the first day of each month thereafter, but not later than December 1, 1994, which fee shall be non-refundable.

          6. Except as provided by Exhibit "D", until the expiration of the first extended term of the lease on July 31, 1997, Assignee agrees not to amend or modify the lease without the prior written consent of Assignor.

          7. Assignee represents and warrants to Assignor that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Mid-America Real Estate Corporation in the negotiation or making of this Assignment, and Assignee agrees to indemnify and hold harmless Assignor from the claim or claims of any other broker or brokers claiming to have interested Assignee in the Improvement or Premises or claiming to have caused Assignee to enter into this Assignment.

          8. Any notice required or permitted to be given under this Assignment shall be deemed given when dispatched by registered or certified mail, return receipt requested, postage prepaid, addressed:

                  to Assignee at:

                  National Bancorp, Inc.
                  1300 East Irving Park Road
                  Suite 200
                  Streamwood, Illinois 60107
                  Attn:    Mr. Tom Roth, President

                  with a copy to:

                  Don Storino
                  Storino, Ramello & Durkin
                  9501 West Devon
                  Suite 800
                  Rosemont, Illinois 60018

                  to Assignor at:

                  First Chicago Building Corporation
                  Real Estate Transaction Unit
                  One First National Plaza
                  Mail Suite 0475
                  Chicago, Illinois 60670-0475
                  Attn:    Unit Manager

                  with a copy to:

                  The First National Bank of Chicago
                  One First National Plaza
                  Mail Suite 0801
                  Chicago, Illinois 60670-0801
                  Attn:    Law Department

          9. This Assignment constitutes the entire agreement of the Parties relative to the subject matter hereof, and all prior negotiations, agreements and understandings are specifically merged herein and superseded hereby. This Assignment may be modified only by a written instrument executed by the Parties. This Assignment is the result of the prior negotiations, agreements and understandings of the Parties and is to be construed as the jointly prepared product of the Parties.

          10. The terms and provisions of this Assignment shall inure to the benefit of and shall be binding upon the Parties and their respective successors, representatives and permitted assigns.

          11. This Assignment shall be construed in accordance with and governed by the laws of the State of Illinois.

          12. If any terms or provision of this Assignment or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each remaining term and provision of this Assignment shall be valid and be enforced to the fullest extent permitted by law.

          IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

                                             Assignor:

                                             FIRST CHICAGO BUILDING CORPORATION

                                             By:   /s/ Chris L. Wagner
                                                  ------------------------------
                                                   Name:    Chris L. Wagner
                                                   Title:   Chairman


                                             Assignee:

                                             NATIONAL BANCORP, INC.


                                             By:   /s/ Thomas H. Roth
                                                  ------------------------------
                                                   Name:
                                                   Title:   President    8/17/94

                                   EXHIBIT "B"
                                   -----------

                               AMENDMENT TO LEASE
                               ------------------

          This Amendment to Lease ("Amendment") is made as of 8/16, 1994, by DANIEL FUSCO, ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment hereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated 8/16, 1994, FCBC assigned the Lease to Tenant.

          C. Landlord and Tenant desire to amend the Lease.

          In consideration of the mutual promises contained in this Amendment, and for the good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Notwithstanding any provisions of the Lease to the contrary, Tenant shall pay to Landlord base rent per mont of $3,760 commencing November 1, 1994, or December 1, 1994, as may be extended by the terms of paragraph 4 of this Assignment and Assumption of Lease, through July 31, 1997. The total base rent per year is $45,120. Base rent will be adjusted as set forth in Section 2-2 of the Lease.

          2. Tenant shall deposit with Landlord concurrently with the execution of this Amendment an irrevocable letter of credit in an initial amount equal to the total amount of base rent payable during the balance of the term of the Lease issued by a financial institution approved by Landlord naming Landlord, its successors and assigns as beneficiary and bearing an expiration date not earlier than July 31, 1997 as security for Tenant's rental obligations under the lease. So long as Tenant is not in default under the Lease, Tenant may decrease the initial amount of the letter of credit annually commencing on October 1, 1995, or later, as may be extended by paragraph 4 of the Assignment and Assumption of Lease, and each October 1 thereafter by an amount equal to the total amount of the base rent paid by the Tenant under the Lease during the previous twelve months. If Tenant exercised the Option to Renew Term, Tenant will deposit with Landlord a replacement letter of credit in an amount equal to the total amount of base rent payable during the renewal term which shall be subject to annual reductions on Each October 1 thereafter equal to the total amount of base rent paid during the previous twelve (12) months.

          3. This Amendment will be governed by the laws of the State of Illinois. This Amendment is binding on parties or the respective successors and assigns. Any terms used in this Amendment which is defined in the Lease and not otherwise defined in this Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment will control.

          4. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Amendment as of the date first above written.


                                             Landlord:


                                             /s/ Daniel Fusco
                                             -----------------------------------
                                                         DANIEL FUSCO


                                             Tenant:

                                             FIRST BANCORP, INC.


                                             By:   /s/ Thomas H. Roth
                                                  ------------------------------

                                             Its:  President             8-17-94

                               CONSENT OF LANDLORD
                               -------------------


          The undersigned, being the Landlord under the Lese, hereby consents to the terms and provisions of the foregoing Assignment and Assumption of Lease. Landlord agrees as follows:

          1. Upon the expiration of the first extended term of the lease on July 31, 1997, Assignor shall be released form all of the terms, covenants, conditions and obligations as tenant under the Lease notwithstanding the exercise by Assignee of its option to extend the Lease under Section 1-4 of the Lease.

          2. The Amendment to the Lease in substantially the form attached as Exhibit "B" to the foregoing Assignment and Assumption of Lease when executed by Landlord and Assignee shall not be binding upon Assignor.

          3. Until the expiration of the first extended term of the Lease on July 31, 1997, Landlord will not amend or modify the Lease without the prior written consent of Assignor and Assignor shall in no event or to any extent be bound by any amendment or modification of the Lease not consented to by Assignor.

          4. Upon the expiration of the first extended term of the Lease on July 31, 1997, Landlord will return the security deposit provided for in Section 1-5 of the lease to Assignor.

             Executed 8/16, 1994.



                                             /s/ Daniel Fusco
                                             -----------------------------------
                                                         DANIEL FUSCO

                                   EXHIBIT "B"
                                   -----------

                               AMENDMENT TO LEASE
                               ------------------

          This Amendment to Lease ("Amendment") is made as of _______________, 1994, by DANIEL FUSCO, ("Landlord") and NATIONAL BANCORP, INC. ("Tenant").

                                    RECITALS
                                    --------

          A. By Lease Agreement dated as of February 6, 1981 and Amendment hereto dated July 15, 1982 (collectively the "Lease") Landlord leased to the predecessor in interest of First Chicago Building Corporation ("FCBC") certain demised premises described and defined in the Lease.

          B. By Assignment and Assumption of Lease dated __________, 1994, FCBC assigned the Lease to Tenant.

          C. Landlord and Tenant desire to amend the Lease.

          In consideration of the mutual promises contained in this Amendment, and for the good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

          1. Notwithstanding any provisions of the Lease to the contrary, Tenant shall pay to Landlord base rent per mont of $3,760 commencing November 1, 1994, or December 1, 1994, as may be extended by the terms of paragraph 4 of this Assignment and Assumption of Lease, through July 31, 1997. The total base rent per year is $45,120. Base rent will be adjusted as set forth in Section 2-2 of the Lease.

          2. Tenant shall deposit with Landlord concurrently with the execution of this Amendment an irrevocable letter of credit in an initial amount equal to the total amount of base rent payable during the balance of the term of the Lease issued by a financial institution approved by Landlord naming Landlord, its successors and assigns as beneficiary and bearing an expiration date not earlier than July 31, 1997 as security for Tenant's rental obligations under the lease. So long as Tenant is not in default under the Lease, Tenant may decrease the initial amount of the letter of credit annually commencing on October 1, 1995, or later, as may be extended by paragraph 4 of the Assignment and Assumption of Lease, and each October 1 thereafter by an amount equal to the total amount of the base rent paid by the Tenant under the Lease during the previous twelve months. If Tenant exercised the option to Renew Term, Tenant will deposit with Landlord a replacement letter of credit in an amount equal to the total amount of base rent payable during the renewal term which shall be subject to annual reductions on Each October 1 thereafter equal to the total amount of base rent paid during the previous twelve (12) months.

          3. Notwithstanding any other provisions contained in this lease, in the event (a) Tenant or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository Institution then operating on the Premises is closed, or is taken over by any depository Institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Landlord for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

          4. This Amendment will be governed by the laws of the State of Illinois. This Amendment is binding on parties or the respective successors and assigns. Any terms used in this Amendment which is defined in the Lease and not otherwise defined in this Amendment will have the same meaning as in the Lease. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment will control.

          5. Except for the modifications contained herein, the Lease shall remain unmodified and in full force and effect.

          The parties have executed this Amendment as of the date first above written.

                                             Landlord:


                                             -----------------------------------
                                                         DANIEL FUSCO

                                             Tenant:

                                             NATIONAL BANCORP, INC.


                                             By:    /s/ Thomas H. Roth
                                                  ------------------------------
                                             Its:  President

                                       -2-